UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2024

Date of reporting period: September 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

SYFI

September 30, 2024

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Fund Information

AB Short Duration High Yield ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration High Yield ETF (the “Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/SYFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration High Yield ETF	$62	0.58%

Prior to commencing operations, the Fund acquired the assets and liabilities of AB Short Duration High Yield Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopted the accounting and performance history of that fund (a “Reorganization”), as of the close of business on June 7, 2024. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last year? What affected the Fund’s performance?

Over the 12-month period, the Fund underperformed the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index ("the Benchmark"), before sales charges. Yield-curve positioning in the US detracted the most from performance, relative to the benchmark, particularly from underweights to the six-month and two-year parts of the curve, which were partially offset by a gain from an overweight to the five-year part of the curve. Security selection also detracted, mainly from selections in consumer non-cyclicals, airlines, telecommunications, media and transportation services that outweighed gains from selections in energy and other consumer cyclicals. At the country allocation level, off-benchmark exposure to the eurozone and UK contributed. Currency decisions did not impact investment results during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, country allocation and several security selection decisions added to results.

Top detractors from performance:

  During the 12-month period, US yield curve positioning and overall security selection detracted from results.

SYFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter.  The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration High Yield ETF	Bloomberg U.S. Corporate Bond Index	Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index
09/14	$10,000	$10,000	$10,000
09/15	$10,021	$10,166	$9,620
09/16	$10,741	$11,037	$10,643
09/17	$11,256	$11,281	$11,538
09/18	$11,558	$11,147	$12,077
09/19	$12,241	$12,595	$12,518
09/20	$12,327	$13,590	$12,571
09/21	$13,376	$13,827	$14,039
09/22	$11,752	$11,265	$12,829
09/23	$12,915	$11,676	$14,129
09/24	$14,636	$13,343	$16,098

Average Annual Total Returns

	1 Year	5 Years	10 Years
AB Short Duration High Yield ETF	12.50%	3.60%	3.86%
Bloomberg U.S. Corporate Bond Index	14.28%	1.16%	2.93%
Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index	13.94%	5.16%	4.88%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/SYFI-A for the most recent performance information.

Key Fund Statistics

Net Assets	$659,122,447
# of Portfolio Holdings	637
Portfolio Turnover Rate	41%
Total Advisory Fees Paid	$3,119,392

SYFI

2

Graphical Representation of Holdings

Portfolio Breakdown

Value	Value
Corporates - Non-Investment Grade	80.3%
Corporates - Investment Grade	9.4%
Emerging Markets - Corporate Bonds	2.9%
Bank Loans	1.4%
Emerging Markets - Sovereigns	0.9%
Collateralized Loan Obligations	0.5%
Quasi-Sovereigns	0.4%
Commercial Mortgage-Backed Securities	0.2%
Short-Term Investments	2.8%
Other assets less liabilities	1.2%

Country Breakdown

Value	Value
United States	71.3%
United Kingdom	4.8%
Canada	3.0%
Germany	2.7%
France	1.6%
Spain	1.6%
Italy	1.5%
Luxembourg	1.1%
Netherlands	1.0%
Ireland	0.8%
Hong Kong	0.7%
Australia	0.5%
Puerto Rico	0.5%
Others	4.9%
Short-Term Investments	2.8%
Other assets less liabilities	1.2%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/SYFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

SYFI

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/SYFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

ETF-SDHY-0154-0924

SYFI

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Short Duration High Yield ETF	2023	$117,058	$—	$21,418
	2024	$99,000	$—	$9,274

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Short Duration High Yield ETF	2023	$1,702,448	$21,418
			$—
			$(21,418)
	2024	$2,063,178	$9,274
			$—
			$(9,274)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

SEP 09.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION HIGH YIELD ETF

(NYSE Arca: SYFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

September 30, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 80.3%
Industrial – 67.9%
Basic – 5.2%
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)	U.S.$	115	$110,284
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		400	374,152
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		200	198,500
Constellium SE 3.125%, 07/15/2029(a)	EUR	617	657,816
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	U.S.$	200	199,322
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		3,999	3,917,940
Domtar Corp. 6.75%, 10/01/2028(a)		844	773,526
Element Solutions, Inc. 3.875%, 09/01/2028(a)		4,329	4,125,450
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(a)		2,915	2,860,868
5.875%, 04/15/2030(a)		571	577,212
6.125%, 04/15/2032(a)		134	137,043
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		3,639	3,464,037
6.375%, 07/15/2032(a)		875	903,927
Guala Closures SpA 7.481% (EURIBOR 3 Month + 4.00%), 06/29/2029(a)(b)	EUR	600	669,771
INEOS Finance PLC 7.50%, 04/15/2029(a)	U.S.$	1,471	1,537,622
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	257	285,503
9.625%, 03/15/2029(a)	U.S.$	488	522,155
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)	EUR	589	635,188
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	2,245	2,105,226
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)	EUR	100	107,141
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)		187	207,280
5.375%, 11/01/2026(a)	U.S.$	3,089	3,050,264

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.006% (EURIBOR 3 Month + 4.38%), 11/01/2026(a)(b)	EUR	318	$356,143
SNF Group SACA 3.125%, 03/15/2027(a)	U.S.$	1,989	1,891,897
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		4,537	4,470,488

			34,138,755

Capital Goods – 7.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		1,449	1,326,719
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(a)	EUR	200	192,662
4.125%, 08/15/2026(a)	U.S.$	2,220	2,000,198
Ball Corp. 2.875%, 08/15/2030		2,037	1,812,299
6.00%, 06/15/2029		1,032	1,067,862
Bombardier, Inc. 6.00%, 02/15/2028(a)		289	290,786
7.25%, 07/01/2031(a)		176	186,280
7.50%, 02/01/2029(a)		1,046	1,106,281
7.875%, 04/15/2027(a)		390	391,076
8.75%, 11/15/2030(a)		406	445,816
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		3,621	3,570,523
6.375%, 02/01/2031(a)		564	577,643
Crown Americas LLC 5.25%, 04/01/2030		564	569,059
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		2,606	2,632,920
EnerSys 4.375%, 12/15/2027(a)		1,214	1,179,838
Enviri Corp. 5.75%, 07/31/2027(a)		2,140	2,097,842
Esab Corp. 6.25%, 04/15/2029(a)		769	790,801
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		19	18,105
3.75%, 08/01/2025(a)		2,161	2,143,172
6.75%, 01/15/2031(a)		967	1,014,673
Griffon Corp. 5.75%, 03/01/2028		3,106	3,063,386
IMA Industria Macchine Automatiche SpA 3.75%, 01/15/2028(a)	EUR	650	705,839
LSB Industries, Inc. 6.25%, 10/15/2028(a)(c)	U.S.$	3,396	3,315,854

2 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Madison IAQ LLC 5.875%, 06/30/2029(a)	U.S.$	937	$912,975
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		1,437	1,399,193
Moog, Inc. 4.25%, 12/15/2027(a)		3,960	3,851,258
Paprec Holding SA
6.50%, 11/17/2027(a)	EUR	400	471,813
7.25%, 11/17/2029(a)		260	307,673
Regal Rexnord Corp. 6.30%, 02/15/2030	U.S.$	468	497,330
Silgan Holdings, Inc. 2.25%, 06/01/2028	EUR	412	431,254
Spirit AeroSystems, Inc. 9.375%, 11/30/2029(a)	U.S.$	2,105	2,284,578
Terex Corp. 6.25%, 10/15/2032(a)		441	441,000
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	180	199,015
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)	U.S.$	1,577	1,560,725
TransDigm, Inc. 4.625%, 01/15/2029		500	483,320
5.50%, 11/15/2027		1,844	1,837,804
6.375%, 03/01/2029(a)		2,556	2,636,207
6.75%, 08/15/2028(a)		1,630	1,679,226
6.875%, 12/15/2030(a)		235	246,092
Triumph Group, Inc. 9.00%, 03/15/2028(a)		1,756	1,838,023
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	440	488,906

			52,066,026

Communications - Media – 6.6%
AMC Networks, Inc. 10.25%, 01/15/2029(a)	U.S.$	1,705	1,755,724
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	442	518,605
8.125%, 05/01/2029(a)	U.S.$	734	763,265
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 05/01/2032		1,059	915,315
4.75%, 02/01/2032(a)		1,038	912,807
5.00%, 02/01/2028(a)		1,300	1,264,952
6.375%, 09/01/2029(a)		519	519,721
CSC Holdings LLC 5.375%, 02/01/2028(a)		2,712	2,283,179
5.50%, 04/15/2027(a)		491	430,921

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 02/01/2029(a)	U.S.$	233	$192,754
DirecTV Financing LLC 8.875%, 02/01/2030(a)		1,944	1,958,463
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		5,023	4,925,252
DISH DBS Corp. 5.25%, 12/01/2026(a)		2,160	2,003,119
5.75%, 12/01/2028(a)		754	662,057
Gray Television, Inc. 7.00%, 05/15/2027(a)		806	792,048
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		1,424	1,157,883
6.75%, 10/15/2027(a)		2,212	2,021,613
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		1,225	1,210,643
Nexstar Media, Inc. 4.75%, 11/01/2028(a)		810	772,781
Pinewood Finco PLC 3.25%, 09/30/2025(a)	GBP	620	815,869
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)	U.S.$	787	671,610
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		78	56,346
Telenet Finance Luxembourg Notes SARL 5.50%, 03/01/2028(a)		800	785,168
Univision Communications, Inc. 4.50%, 05/01/2029(a)		2,457	2,194,887
6.625%, 06/01/2027(a)		1,934	1,939,879
7.375%, 06/30/2030(a)		2,600	2,513,966
UPC Broadband Finco BV 4.875%, 07/15/2031(a)		202	191,195
Virgin Media Finance PLC 3.75%, 07/15/2030(a)	EUR	210	210,383
5.00%, 07/15/2030(a)	U.S.$	1,153	1,013,199
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		201	178,587
Virgin Media Vendor Financing Notes IV DAC 5.00%, 07/15/2028(a)		2,417	2,328,707
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		2,478	2,285,236
Ziggo BV 4.875%, 01/15/2030(a)		3,288	3,124,554

			43,370,688

Communications - Telecommunications – 1.9%
Altice Financing SA 2.25%, 01/15/2025(a)	EUR	106	116,436

4 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 01/15/2028(a)	U.S.$	2,689	$2,273,953
Altice France SA 5.125%, 07/15/2029(a)		967	677,848
5.50%, 01/15/2028(a)		489	356,476
5.50%, 10/15/2029(a)		1,902	1,332,617
8.125%, 02/01/2027(a)		588	477,368
Level 3 Financing, Inc. 10.75%, 12/15/2030(a)		668	734,098
11.00%, 11/15/2029(a)		564	624,702
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	1,164	1,289,729
Nexstar Media, Inc. 5.625%, 07/15/2027(a)	U.S.$	1,308	1,295,836
United Group BV 3.625%, 02/15/2028(a)	EUR	147	156,900
4.625%, 08/15/2028(a)		154	168,885
7.792% (EURIBOR 3 Month + 4.25%), 02/01/2029(a)(b)		210	233,829
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	1,858	1,654,103
7.75%, 04/15/2032(a)		1,015	1,041,562

			12,434,342

Consumer Cyclical - Automotive – 4.2%
Allison Transmission, Inc. 4.75%, 10/01/2027(a)		197	193,704
5.875%, 06/01/2029(a)		1,587	1,597,284
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		525	523,656
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		1,004	990,797
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	430	478,616
Dana, Inc. 4.25%, 09/01/2030	U.S.$	578	518,281
5.625%, 06/15/2028		165	161,918
Garrett Motion Holdings, Inc./Garrett LX I SARL 7.75%, 05/31/2032(a)		870	890,984
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		2,936	2,696,980
5.25%, 04/30/2031		992	894,486
5.25%, 07/15/2031		995	898,385
IHO Verwaltungs GmbH 4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(d)		1,435	1,412,399
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(d)		1,324	1,301,536

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375% (6.375% Cash or 7.125% PIK), 05/15/2029(a)(d)	U.S.$	662	$650,177
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(d)	EUR	377	442,442
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)	U.S.$	1,565	1,531,274
5.50%, 07/15/2029(a)		1,075	1,066,841
6.875%, 11/15/2026(a)	EUR	478	563,250
7.75%, 10/15/2025(a)	U.S.$	293	293,144
PM General Purchaser LLC 9.50%, 10/01/2028(a)		5,026	5,115,865
Tenneco, Inc. 8.00%, 11/17/2028(a)		1,422	1,313,914
ZF Europe Finance BV 2.00%, 02/23/2026(a)(c)	EUR	300	323,428
ZF Finance GmbH Series E 3.00%, 09/21/2025(a)		200	220,723
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	1,568	1,555,080
6.75%, 04/23/2030(a)		1,240	1,251,148
6.875%, 04/14/2028(a)		234	236,445
6.875%, 04/23/2032(a)		154	154,373
7.125%, 04/14/2030(a)		447	460,459

			27,737,589

Consumer Cyclical - Entertainment – 3.1%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		1,505	1,449,390
Carnival Corp. 5.75%, 03/01/2027(a)		1,611	1,632,024
5.75%, 01/15/2030(a)	EUR	189	225,796
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027	U.S.$	821	817,995
CPUK Finance Ltd. 4.50%, 08/28/2027(a)	GBP	400	504,159
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)	U.S.$	396	398,431
Merlin Entertainments Group US Holdings, Inc. 7.375%, 02/15/2031(a)		906	908,564
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	239	244,696
Motion Finco SARL 7.375%, 06/15/2030(a)		329	371,282

6 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	394	$392,195
5.875%, 03/15/2026(a)		1,038	1,038,197
8.375%, 02/01/2028(a)		270	283,589
Royal Caribbean Cruises Ltd. 3.70%, 03/15/2028		1,122	1,082,696
4.25%, 07/01/2026(a)		300	296,526
5.375%, 07/15/2027(a)		349	351,754
5.50%, 08/31/2026(a)		244	246,394
5.50%, 04/01/2028(a)		3,310	3,351,574
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		2,827	2,757,965
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		82	81,859
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		227	226,414
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		3,923	3,874,394

			20,535,894

Consumer Cyclical - Other – 6.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		362	340,696
Builders FirstSource, Inc. 5.00%, 03/01/2030(a)		1,234	1,211,023
CD&R Smokey Buyer, Inc./Radio Systems Corp. 9.50%, 10/15/2029(a)		1,316	1,316,816
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		3,024	2,965,879
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	668	779,361
Forestar Group, Inc. 3.85%, 05/15/2026(a)	U.S.$	2,278	2,228,818
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		985	889,731
3.75%, 05/01/2029(a)		2,077	1,970,844
4.875%, 01/15/2030		641	632,346
5.375%, 05/01/2025(a)		105	104,905
5.875%, 04/01/2029(a)		1,513	1,552,005
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,024	930,202
5.00%, 06/01/2029(a)		2,690	2,555,527
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	300	333,610
5.25%, 01/15/2029(a)	U.S.$	55	54,768

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 01/15/2027(a)	U.S.$	202	$206,248
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		4,022	3,781,525
MGM Resorts International 4.75%, 10/15/2028		3,541	3,470,074
5.50%, 04/15/2027		115	115,352
Miller Homes Group Finco PLC 7.00%, 05/15/2029(a)	GBP	276	359,728
8.792% (EURIBOR 3 Month + 5.25%), 05/15/2028(a)(b)	EUR	194	218,841
Playtech PLC 4.25%, 03/07/2026(a)		130	145,039
5.875%, 06/28/2028(a)		620	713,111
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)	U.S.$	3,315	2,989,235
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		1,260	1,236,766
Standard Industries, Inc./NY 4.75%, 01/15/2028(a)		1,512	1,480,989
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		22	22,368
5.875%, 06/15/2027(a)		3,747	3,826,174
Thor Industries, Inc. 4.00%, 10/15/2029(a)		821	766,050
Travel + Leisure Co. 4.50%, 12/01/2029(a)		2,667	2,524,049

			39,722,080

Consumer Cyclical - Restaurants – 0.9%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,208	1,132,669
3.875%, 01/15/2028(a)		1,011	971,824
4.00%, 10/15/2030(a)		1,160	1,069,508
4.375%, 01/15/2028(a)		1,427	1,389,042
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		279	258,231
Yum! Brands, Inc. 4.75%, 01/15/2030(a)		1,054	1,041,215

			5,862,489

Consumer Cyclical - Retailers – 3.7%
Arko Corp. 5.125%, 11/15/2029(a)		814	755,840
Bath & Body Works, Inc. 5.25%, 02/01/2028		650	648,401
Beacon Roofing Supply, Inc. 4.125%, 05/15/2029(a)		65	61,257

8 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FirstCash, Inc. 4.625%, 09/01/2028(a)	U.S.$	1,077	$1,040,016
Global Auto Holdings Ltd./AAG FH UK Ltd. 8.375%, 01/15/2029(a)		4,097	3,963,561
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		3,008	2,870,354
Hanesbrands, Inc. 4.875%, 05/15/2026(a)		200	198,184
LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)		1,995	1,916,576
8.25%, 08/01/2031(a)		123	130,594
Levi Strauss & Co. 3.50%, 03/01/2031(a)		1,186	1,074,172
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		327	320,460
Murphy Oil USA, Inc. 4.75%, 09/15/2029		2,541	2,469,674
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		2,056	1,971,025
7.75%, 02/15/2029(a)		1,226	1,209,363
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		2,535	2,381,303
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		1,166	1,161,826
Under Armour, Inc. 3.25%, 06/15/2026		406	393,613
VF Corp. 2.80%, 04/23/2027		1,112	1,054,532
Walgreens Boots Alliance, Inc. 8.125%, 08/15/2029		885	883,451

			24,504,202

Consumer Non-Cyclical – 8.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(a)		200	193,538
4.625%, 01/15/2027(a)		1,544	1,506,002
6.50%, 02/15/2028(a)		115	117,078
7.50%, 03/15/2026(a)		185	186,904
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	346	382,357
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)	U.S.$	1,984	2,098,556
CAB SELAS 3.375%, 02/01/2028(a)	EUR	859	885,932
Cheplapharm Arzneimittel GmbH 5.50%, 01/15/2028(a)	U.S.$	1,667	1,616,907

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 05/15/2030(a)	EUR	1,040	$1,221,768
CHS/Community Health Systems, Inc. 5.625%, 03/15/2027(a)	U.S.$	2,084	2,049,677
DaVita, Inc. 4.625%, 06/01/2030(a)		3,315	3,155,051
Embecta Corp. 5.00%, 02/15/2030(a)		2,992	2,752,460
6.75%, 02/15/2030(a)		366	345,804
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		1,030	785,653
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		2,909	2,934,745
Grifols SA 3.875%, 10/15/2028(a)	EUR	481	497,707
4.75%, 10/15/2028(a)	U.S.$	2,915	2,734,591
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	907	1,011,114
Hologic, Inc. 3.25%, 02/15/2029(a)	U.S.$	115	107,187
Iceland Bondco PLC 9.042% (EURIBOR 3 Month + 5.50%), 12/15/2027(a)(b)	EUR	199	225,854
10.875%, 12/15/2027(a)	GBP	118	170,060
IQVIA, Inc. 1.75%, 03/15/2026(a)	EUR	798	868,975
Lamb Weston Holdings, Inc. 4.875%, 05/15/2028(a)	U.S.$	1,756	1,745,727
Medline Borrower LP 3.875%, 04/01/2029(a)		2,279	2,157,552
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(a)		1,596	1,001,586
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		4,793	3,457,574
Newell Brands, Inc. 5.70%, 04/01/2026(c)		1,226	1,229,102
6.375%, 09/15/2027		42	42,580
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		4,080	3,921,533
Owens & Minor, Inc. 4.50%, 03/31/2029(a)		6	5,428
6.625%, 04/01/2030(a)		844	820,360
Performance Food Group, Inc. 5.50%, 10/15/2027(a)		1,606	1,600,652
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026		1,637	1,637,000
Post Holdings, Inc. 4.625%, 04/15/2030(a)		2,178	2,083,170

10 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 12/15/2029(a)	U.S.$	890	$883,645
5.625%, 01/15/2028(a)		100	100,863
6.25%, 02/15/2032(a)		50	51,508
Premier Foods Finance PLC 3.50%, 10/15/2026(a)	GBP	200	261,796
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)	U.S.$	3,010	2,885,175
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		66	58,588
Tenet Healthcare Corp. 4.625%, 06/15/2028		2,142	2,104,151
US Foods, Inc. 4.75%, 02/15/2029(a)		1,865	1,819,830

			53,715,740

Energy – 8.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		150	148,611
Buckeye Partners LP 3.95%, 12/01/2026		507	492,191
4.125%, 03/01/2025(a)		852	845,056
4.50%, 03/01/2028(a)		3,243	3,145,548
6.875%, 07/01/2029(a)		732	750,212
California Resources Corp. 8.25%, 06/15/2029(a)		115	117,284
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		356	356,420
7.00%, 06/15/2025(a)		1,631	1,631,016
8.375%, 01/15/2029(a)		1,075	1,118,409
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		908	897,967
8.375%, 07/01/2028(a)		2,151	2,247,989
CNX Resources Corp. 6.00%, 01/15/2029(a)		3,495	3,514,257
EQM Midstream Partners LP 4.125%, 12/01/2026		1,878	1,852,328
4.50%, 01/15/2029(a)		218	213,261
5.50%, 07/15/2028		480	486,859
Genesis Energy LP/Genesis Energy Finance Corp. 8.25%, 01/15/2029		885	916,019
8.875%, 04/15/2030		533	560,593
Gulfport Energy Corp. 6.75%, 09/01/2029(a)		367	371,176
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		271	258,759
5.125%, 06/15/2028(a)		1,076	1,065,466

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)	U.S.$	11	$10,710
6.00%, 04/15/2030(a)		1,076	1,048,390
6.25%, 04/15/2032(a)		960	934,810
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		1,520	1,612,796
ITT Holdings LLC 6.50%, 08/01/2029(a)		1,094	1,037,801
Kodiak Gas Services LLC 7.25%, 02/15/2029(a)		319	330,273
Murphy Oil Corp. 6.375%, 07/15/2028		517	525,308
7.05%, 05/01/2029		203	216,703
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		2,930	2,937,003
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		2,690	2,264,953
6.75%, 09/15/2025(a)		651	622,011
8.75%, 03/15/2029(a)		2,454	1,850,610
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		2,878	2,951,015
NuStar Logistics LP 5.625%, 04/28/2027		1,061	1,065,584
5.75%, 10/01/2025		2,168	2,169,409
PBF Holding Co., LLC/PBF Finance Corp. 6.00%, 02/15/2028		4,152	4,101,844
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		23	22,092
7.00%, 09/15/2028(a)		2,597	2,695,894
Talos Production, Inc. 9.00%, 02/01/2029(a)		610	628,184
Transocean, Inc. 8.75%, 02/15/2030(a)		1,488	1,551,195
Venture Global Calcasieu Pass LLC 6.25%, 01/15/2030(a)		370	387,804
Venture Global LNG, Inc. 7.00%, 01/15/2030(a)		1,851	1,899,626
9.50%, 02/01/2029(a)		691	776,884

			52,630,320

Other Industrial – 1.8%
AECOM 5.125%, 03/15/2027		1,037	1,039,313
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		3,871	3,725,837

12 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Belden, Inc. 3.375%, 07/15/2031(a)	EUR	693	$730,885
Gates Corp./DE 6.875%, 07/01/2029(a)	U.S.$	340	352,250
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		1,777	1,838,182
SIG PLC 5.25%, 11/30/2026(a)	EUR	958	1,016,038
Steelcase, Inc. 5.125%, 01/18/2029	U.S.$	200	196,520
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		2,752	2,864,474

			11,763,499

Services – 4.8%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		2,593	2,650,487
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	160	168,215
4.625%, 06/01/2028(a)	U.S.$	3,974	3,730,563
ANGI Group LLC 3.875%, 08/15/2028(a)		959	879,662
APCOA Holdings GmbH 4.625%, 01/15/2027(a)	EUR	210	234,211
APX Group, Inc. 6.75%, 02/15/2027(a)	U.S.$	2,275	2,281,256
Aramark Services, Inc. 5.00%, 04/01/2025(a)		506	505,423
5.00%, 02/01/2028(a)		2,958	2,947,203
Block, Inc. 2.75%, 06/01/2026		3,551	3,441,665
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	132	191,639
Cars.com, Inc. 6.375%, 11/01/2028(a)	U.S.$	1,545	1,550,763
Garda World Security Corp. 4.625%, 02/15/2027(a)		2,945	2,891,548
6.00%, 06/01/2029(a)		1,045	1,004,245
7.75%, 02/15/2028(a)		493	512,222
Matthews International Corp. 8.625%, 10/01/2027(a)		725	738,956
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		748	468,906
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75%, 04/15/2026(a)		4,309	4,330,760

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	777	$883,379
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)	U.S.$	2,513	2,273,989

			31,685,092

Technology – 1.0%
GoTo Group, Inc. 5.50%, 05/01/2028(a)		608	304,170
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 8.75%, 05/01/2029(a)		115	117,513
Playtika Holding Corp. 4.25%, 03/15/2029(a)		2,957	2,712,899
Rackspace Finance LLC 3.50%, 05/15/2028(a)		1,075	537,775
Virtusa Corp. 7.125%, 12/15/2028(a)		269	254,988
Western Digital Corp. 4.75%, 02/15/2026		2,439	2,424,415

			6,351,760

Transportation - Airlines – 1.8%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		1,537	1,520,032
American Airlines, Inc. 7.25%, 02/15/2028(a)		972	994,677
8.50%, 05/15/2029(a)		787	834,464
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		1,521	1,516,994
5.75%, 04/20/2029(a)		1,563	1,560,968
Avianca Midco 2 PLC 9.00%, 12/01/2028(a)		15	14,962
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, 09/20/2031(a)		1,720	1,811,676
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		716	393,307
United Airlines, Inc. 4.375%, 04/15/2026(a)		2,976	2,931,152
4.625%, 04/15/2029(a)		476	459,906

			12,038,138

Transportation - Services – 2.9%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	253	284,927
6.125%, 10/15/2026(a)	U.S.$	2,850	2,861,286

14 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	2,155	$2,024,127
5.375%, 03/01/2029(a)		1,437	1,343,466
5.75%, 07/15/2027(a)		69	68,667
8.25%, 01/15/2030(a)		999	1,022,237
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	1,295	1,402,476
Boels Topholding BV 6.25%, 02/15/2029(a)		492	568,996
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	2,291	1,804,460
5.00%, 12/01/2029(a)		921	609,113
12.625%, 07/15/2029(a)		1,475	1,608,827
Loxam SAS 4.50%, 02/15/2027(a)	EUR	104	116,706
6.375%, 05/31/2029(a)		205	238,942
Mundys SpA 1.875%, 02/12/2028(a)		573	603,525
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	303	289,776
PROG Holdings, Inc. 6.00%, 11/15/2029(a)		2,733	2,696,624
United Rentals North America, Inc. 4.875%, 01/15/2028		1,582	1,571,764

			19,115,919

			447,672,533

Financial Institutions – 10.0%
Banking – 2.1%
Ally Financial, Inc. 5.75%, 11/20/2025		775	778,674
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)		144	143,876
9.75%, 03/15/2029(a)		4,120	4,356,323
CaixaBank SA 5.875%, 10/09/2027(a)(e)	EUR	200	224,310
Citigroup, Inc. Series AA 7.625%, 11/15/2028(e)	U.S.$	205	219,535
Series V 4.70%, 01/30/2025(e)		147	146,155
Series X 3.875%, 02/18/2026(e)		154	148,950
Freedom Mortgage Corp. 12.00%, 10/01/2028(a)		600	655,866

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 4.198%, 06/01/2032(a)	U.S.$	2,530	$2,260,884
5.71%, 01/15/2026(a)		1,436	1,447,029
UniCredit SpA 5.861%, 06/19/2032(a)		1,312	1,320,252
7.296%, 04/02/2034(a)		2,175	2,319,681

			14,021,535

Brokerage – 1.5%
AG Issuer LLC 6.25%, 03/01/2028(a)		2,147	2,105,262
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		1,936	1,983,664
Aretec Group, Inc. 10.00%, 08/15/2030(a)		3,533	3,764,164
Focus Financial Partners LLC 6.75%, 09/15/2031(a)		1,120	1,128,613
VFH Parent LLC/Valor Co-Issuer, Inc. 7.50%, 06/15/2031(a)		1,068	1,121,411

			10,103,114

Finance – 3.9%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		2,319	2,329,876
Curo Group Holdings Corp. 13.00%, 08/01/2028(f)(g)		1,006	1,043,588
Enova International, Inc. 9.125%, 08/01/2029(a)		1,970	2,021,890
11.25%, 12/15/2028(a)		1,667	1,796,693
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029(a)		1,508	1,568,742
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		788	807,156
8.00%, 02/15/2027(a)		674	704,620
8.00%, 06/15/2028(a)		1,711	1,835,150
goeasy Ltd. 7.625%, 07/01/2029(a)		1,950	2,020,649
9.25%, 12/01/2028(a)		954	1,028,822
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,041	3,845,537
Midcap Financial Issuer Trust 6.50%, 05/01/2028(a)		2,267	2,198,627
Navient Corp. 4.875%, 03/15/2028		1,873	1,810,966
5.50%, 03/15/2029		944	915,831
6.75%, 06/25/2025		607	610,897
9.375%, 07/25/2030		929	1,030,670

16 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SLM Corp. 4.20%, 10/29/2025	U.S.$	306	$302,698

			25,872,412

Insurance – 0.7%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		1,777	1,680,989
7.50%, 11/06/2030(a)		253	260,560
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.50%, 10/01/2031(a)		1,434	1,450,749
6.75%, 04/15/2028(a)		254	258,069
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		569	548,305

			4,198,672

Other Finance – 0.6%
Encore Capital Group, Inc. 4.875%, 10/15/2025(a)	EUR	502	560,229
8.50%, 05/15/2030(a)	U.S.$	1,681	1,771,404
9.25%, 04/01/2029(a)		1,118	1,204,209

			3,535,842

REITs – 1.2%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)	EUR	826	921,646
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	908	883,266
Five Point Operating Co. LP/Five Point Capital Corp. 10.50%, 01/15/2028(a)(c)		745	762,415
Iron Mountain, Inc. 5.25%, 03/15/2028(a)		767	764,016
Newmark Group, Inc. 7.50%, 01/12/2029		1,095	1,183,005
Office Properties Income Trust 9.00%, 09/30/2029(a)		122	104,250
Service Properties Trust 8.375%, 06/15/2029		3,516	3,516,000
Vivion Investments SARL Series E 8.00%, 02/28/2029(a)(d)	EUR	1	787

			8,135,385

			65,866,960

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 2.0%
Electric – 2.0%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	3,364	$3,284,071
NextEra Energy Operating Partners LP 3.875%, 10/15/2026(a)		2,020	1,967,137
4.50%, 09/15/2027(a)		998	975,076
7.25%, 01/15/2029(a)		1,024	1,079,357
NRG Energy, Inc. 3.375%, 02/15/2029(a)		3,207	2,990,335
3.625%, 02/15/2031(a)		2,109	1,912,230
5.25%, 06/15/2029(a)		497	495,365
Vistra Operations Co., LLC 5.50%, 09/01/2026(a)		288	288,043
5.625%, 02/15/2027(a)		11	10,986

			13,002,600

Materials – 0.4%
Chemicals – 0.4%
ASP Unifrax Holdings, Inc. 7.10%, 09/30/2029(a)		2,427	1,674,837
11.175%, 09/30/2029(d)		916	915,883

			2,590,720

Total Corporates - Non-Investment Grade (cost $519,279,019)			529,132,813

CORPORATES - INVESTMENT GRADE – 9.4%
Financial Institutions – 4.8%
Banking – 4.3%
AIB Group PLC 6.608%, 09/13/2029(a)		319	341,595
Ally Financial, Inc. 6.848%, 01/03/2030		1,201	1,268,412
8.00%, 11/01/2031		809	915,885
Banco Santander SA 4.175%, 03/24/2028		400	396,352
5.179%, 11/19/2025		400	400,908
9.625%, 05/21/2033(e)		1,000	1,177,640
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		752	779,298
Barclays PLC 5.69%, 03/12/2030		1,323	1,376,304
CaixaBank SA 5.673%, 03/15/2030(a)		1,324	1,375,318
6.684%, 09/13/2027(a)		718	746,576

18 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 5.463%, 07/26/2030	U.S.$	1,573	$1,614,260
5.70%, 02/01/2030		751	778,246
Citigroup, Inc. Series W 4.00%, 12/10/2025(e)		207	202,903
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		2,837	2,548,477
7.146%, 07/13/2027		574	597,660
Goldman Sachs Group, Inc. (The) Series P 8.238% (CME Term SOFR 3 Month + 3.14%), 10/21/2024(b)(e)		356	356,288
HSBC Holdings PLC 5.546%, 03/04/2030		3,287	3,412,333
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)		200	204,828
Lloyds Banking Group PLC 4.976%, 08/11/2033		403	406,470
7.953%, 11/15/2033		243	284,162
PNC Financial Services Group, Inc. (The) Series R 8.317% (CME Term SOFR 3 Month + 3.30%), 12/01/2024(b)(e)		517	522,072
Santander Holdings USA, Inc. 5.353%, 09/06/2030		943	953,392
6.174%, 01/09/2030		145	151,289
6.499%, 03/09/2029		341	356,925
Societe Generale SA 5.519%, 01/19/2028(a)		2,545	2,579,154
Synchrony Financial 5.935%, 08/02/2030		610	627,056
Truist Financial Corp. Series L 8.31% (CME Term SOFR 3 Month + 3.36%), 12/15/2024(b)(e)		842	842,943
Series N 6.669%, 03/01/2025(e)		626	623,646
UBS Group AG 3.875%, 06/02/2026(a)(e)		445	422,683
4.375%, 02/10/2031(a)(e)		507	442,895
UniCredit SpA 1.982%, 06/03/2027(a)		222	212,303
2.569%, 09/22/2026(a)		482	471,198
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(e)		878	854,496

			28,243,967

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Aviation Capital Group LLC 4.125%, 08/01/2025(a)	U.S.$	3	$2,980
4.875%, 10/01/2025(a)		31	30,960
Blackstone Private Credit Fund 3.25%, 03/15/2027		429	408,725
FS KKR Capital Corp. 3.125%, 10/12/2028		115	104,455
3.40%, 01/15/2026		115	112,119

			659,239

Insurance – 0.3%
Athene Global Funding 1.985%, 08/19/2028(a)		562	510,363
2.55%, 11/19/2030(a)		117	103,066
2.717%, 01/07/2029(a)		212	195,916
5.583%, 01/09/2029(a)		93	96,269
Centene Corp. 4.625%, 12/15/2029		20	19,581
Hartford Financial Services Group, Inc. (The) Series ICON 7.505% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(b)		859	792,118

			1,717,313

REITs – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		79	79,345
Omega Healthcare Investors, Inc. 3.375%, 02/01/2031		440	400,330
Sabra Health Care LP 3.90%, 10/15/2029		334	316,251
Trust Fibra Uno 4.869%, 01/15/2030(a)		211	195,703

			991,629

			31,612,148

Industrial – 4.5%
Basic – 0.1%
Westlake Corp. 3.60%, 08/15/2026		843	831,535

Capital Goods – 0.6%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		588	595,673
7.00%, 07/28/2030(a)		370	403,004
Regal Rexnord Corp. 6.05%, 04/15/2028		103	106,980

20 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	3,277	$3,232,597

			4,338,254

Communications - Media – 0.6%
Paramount Global 3.70%, 06/01/2028		553	524,537
4.20%, 06/01/2029		510	484,153
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		3,442	3,056,978

			4,065,668

Consumer Cyclical - Automotive – 1.0%
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		254	244,119
4.95%, 05/28/2027		731	728,917
5.80%, 03/08/2029		846	860,509
7.35%, 11/04/2027		1,437	1,525,505
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		796	764,224
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		23	21,598
2.75%, 03/09/2028(a)		335	306,890
5.30%, 09/13/2027(a)		618	616,820
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,110	1,081,739
4.81%, 09/17/2030(a)		205	194,155

			6,344,476

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp. 4.00%, 08/01/2028(a)		2,283	2,203,871
7.00%, 08/15/2029(a)		1,311	1,393,029
Mattel, Inc. 3.375%, 04/01/2026(a)		1,100	1,075,701

			4,672,601

Consumer Cyclical - Other – 0.6%
Flutter Treasury DAC 5.00%, 04/29/2029(a)	EUR	139	159,805
6.375%, 04/29/2029(a)	U.S.$	205	212,275
GENM Capital Labuan Ltd. 3.882%, 04/19/2031(a)		204	185,449
Las Vegas Sands Corp. 2.90%, 06/25/2025		3,246	3,188,416

			3,745,945

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Tapestry, Inc. 7.35%, 11/27/2028	U.S.$	750	$788,138

Energy – 0.6%
EnLink Midstream Partners LP 4.15%, 06/01/2025		306	303,375
4.85%, 07/15/2026		2,375	2,378,491
Harbour Energy PLC 5.50%, 10/15/2026(a)		315	313,998
Var Energi ASA 7.50%, 01/15/2028(a)		703	751,929

			3,747,793

Technology – 0.1%
Broadcom, Inc. 4.926%, 05/15/2037(a)		200	199,648
CDW LLC/CDW Finance Corp. 3.276%, 12/01/2028		406	384,864

			584,512

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		172	160,565
5.875%, 07/05/2034(a)		84	85,345

			245,910

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 4.375%, 07/03/2029(a)		202	190,385
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		291	290,831

			481,216

			29,846,048

Utility – 0.1%
Electric – 0.1%
Adani Electricity Mumbai Ltd. 3.949%, 02/12/2030(a)		200	180,438
Alexander Funding Trust II 7.467%, 07/31/2028(a)		120	129,425
Pacific Gas and Electric Co. 5.55%, 05/15/2029		384	398,830

			708,693

Total Corporates - Investment Grade (cost $60,417,013)			62,166,889

22 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.6%
Basic – 0.3%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	486	$382,725
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		341	320,966
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		719	706,957
CSN Resources SA 7.625%, 04/17/2026(a)		274	273,452
First Quantum Minerals Ltd. 9.375%, 03/01/2029(a)		549	581,940
Volcan Cia Minera SAA 8.75%, 01/24/2030(a)		128	110,382

			2,376,422

Communications - Media – 0.1%
RCS & RDS SA 3.25%, 02/05/2028(a)	EUR	200	214,114
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)	U.S.$	205	187,768

			401,882

Communications - Telecommunications – 0.0%
C&W Senior Finance Ltd. 6.875%, 09/15/2027(a)		208	207,031

Consumer Cyclical - Other – 1.2%
Allwyn International AS 3.875%, 02/15/2027(a)	EUR	805	888,313
Melco Resorts Finance Ltd. 4.875%, 06/06/2025(a)	U.S.$	815	806,595
5.375%, 12/04/2029(a)		428	401,785
5.625%, 07/17/2027(a)		356	346,544
5.75%, 07/21/2028(a)		1,178	1,138,242
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		1,482	1,473,664
5.875%, 05/15/2026(a)		216	215,528
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		468	467,532
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		1,775	1,762,242
5.625%, 08/26/2028(a)		345	335,099

			7,835,544

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
BRF SA 4.875%, 01/24/2030(a)	U.S.$	784	$757,156
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		113	109,554
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	482	533,030
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	U.S.$	490	469,939
4.75%, 05/09/2027		372	366,187
5.125%, 05/09/2029		372	368,280
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(f)(g)(h)(i)(j)		422	42

			2,604,188

Energy – 0.5%
Ecopetrol SA 5.375%, 06/26/2026		274	272,630
8.625%, 01/19/2029		216	232,254
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)		216	204,444
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		200	199,125
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		754	741,154
Medco Bell Pte Ltd. 6.375%, 01/30/2027(a)		357	356,075
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	535,640
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		578	530,315
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		242	209,850

			3,281,487

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		377	365,690

			17,072,244

Utility – 0.2%
Electric – 0.2%
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		197	190,413
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		427	387,396

24 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

India Clean Energy Holdings 4.50%, 04/18/2027(a)	U.S.$	200	$189,250
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		247	243,295
Terraform Global Operating LP 6.125%, 03/01/2026(a)		108	108,212

			1,118,566

Financial Institutions – 0.1%
Banking – 0.1%
Bank Tabungan Negara Persero TBK PT 4.20%, 01/23/2025(a)		452	449,735

Brokerage – 0.0%
Banco BTG Pactual SA/Cayman Islands 4.50%, 01/10/2025(a)		355	352,693

			802,428

Total Emerging Markets - Corporate Bonds (cost $19,422,240)			18,993,238

BANK LOANS – 1.4%
Industrial – 1.2%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.115% (SOFR 3 Month + 4.25%), 05/17/2028(k)		653	544,373

Communications - Media – 0.3%
Coral-US Co-Borrower LLC 8.211% (SOFR 1 Month + 3.00%), 10/15/2029(k)		320	317,779
DirecTV Financing LLC 10.210% (SOFR 1 Month + 5.25%), 08/02/2029(k)		253	248,344
Gray Television, Inc. 8.315% (SOFR 1 Month + 3.00%), 12/01/2028(k)		1,920	1,766,650

			2,332,773

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 9.252% (SOFR 3 Month + 4.00%), 01/30/2031(k)		478	480,569

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
Bausch + Lomb Corporation 8.270% (SOFR 1 Month + 3.25%), 05/10/2027(k)	U.S.$	985	$980,337
Gainwell Acquisition Corp. 8.704% (SOFR 3 Month + 4.00%), 10/01/2027(k)		385	365,588
Neptune BidCo US, Inc. 10.404% (SOFR 3 Month + 5.00%), 04/11/2029(k)		748	700,532
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.585% (SOFR 1 Month + 5.25%), 12/15/2027(k)		523	522,551

			2,569,008

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.798% (SOFR 3 Month + 6.25%), 10/20/2028(k)		1,110	656,718

Technology – 0.1%
Ascend Learning LLC 10.695% (SOFR 1 Month + 5.75%), 12/10/2029(k)		300	289,875
FINThrive Software Intermediate Holdings, Inc. 11.710% (SOFR 1 Month + 6.75%), 12/17/2029(k)		240	99,651
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(f)(g)(i)(k)(l)		550	4,124
Playtika Holding Corp. 7.71% (SOFR 1 Month + 2.75%), 03/13/2028(k)		779	772,766

			1,166,416

Transportation - Airlines – 0.1%
SkyMiles IP Ltd. (Delta Air Lines, Inc.) 9.032% (SOFR 3 Month + 3.75%), 10/20/2027(k)		448	456,399

			8,206,256

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.014% (SOFR 6 Month + 4.50%), 12/11/2028(f)(k)		107	107,510

26 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.2%
Asurion LLC 9.195% (SOFR 1 Month + 4.25%), 08/19/2028(k)	U.S.$	975	$959,655

			1,067,165

Total Bank Loans (cost $10,501,135)			9,273,421

EMERGING MARKETS - SOVEREIGNS – 0.9%
Angola – 0.2%
Angolan Government International Bond 9.125%, 11/26/2049(a)		850	702,253
9.50%, 11/12/2025(a)		710	722,425

			1,424,678

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(a)		570	603,487

Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		547	538,625

Egypt – 0.0%
Egypt Government International Bond 7.50%, 01/31/2027(a)		200	199,187

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(a)		760	760,000

Lebanon – 0.0%
Lebanon Government International Bond 6.85%, 03/23/2027(a)(i)(l)		11	853
Series E 6.10%, 10/04/2022(a)(h)(i)		210	16,275
Series G 6.60%, 11/27/2026(a)(i)(l)		51	3,952

			21,080

Nigeria – 0.1%
Nigeria Government International Bond 7.625%, 11/28/2047(a)		639	489,035

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	499	520,188

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 03/13/2048(a)	U.S.$	483	$355,911

			876,099

South Africa – 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/2028		208	201,196
4.85%, 09/27/2027		540	539,579

			740,775

Ukraine – 0.0%
Ukraine Government International Bond 0.00%, 02/01/2030(a)(c)		16	7,065
0.00%, 02/01/2034(a)(c)		61	20,543
0.00%, 02/01/2035(a)(c)		51	22,335
0.00%, 02/01/2036(a)(c)		43	18,409
1.75%, 02/01/2034(a)(c)		89	39,513
1.75%, 02/01/2035(a)(c)		119	51,256
1.75%, 02/01/2036(a)(c)		89	38,014

			197,135

Total Emerging Markets - Sovereigns (cost $6,472,935)			5,850,101

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.547% (CME Term SOFR 3 Month + 2.26%), 04/17/2033(a)(b)		644	644,558
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 8.694% (CME Term SOFR 3 Month + 3.41%), 01/20/2032(a)(b)		250	250,869
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 9.147% (CME Term SOFR 3 Month + 3.86%), 01/17/2034(a)(b)		250	250,248
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 6.571% (CME Term SOFR 3 Month + 1.29%), 04/26/2031(a)(b)		321	321,797
Magnetite XXV Ltd. Series 2020-25A, Class D 8.846% (CME Term SOFR 3 Month + 3.56%), 01/25/2032(a)(b)		250	250,398

28 | AB SHORT DURATION HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Palmer Square CLO Ltd. Series 2021-3A, Class D 8.513% (CME Term SOFR 3 Month + 3.21%), 01/15/2035(a)(b)	U.S.$	500	$502,227
Regatta XIX Funding Ltd. Series 2022-1A, Class D 8.582% (CME Term SOFR 3 Month + 3.30%), 04/20/2035(a)(b)		377	377,951
Regatta XX Funding Ltd. Series 2021-2A, Class D 8.663% (CME Term SOFR 3 Month + 3.36%), 10/15/2034(a)(b)		250	250,613
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.794% (CME Term SOFR 3 Month + 3.51%), 07/20/2034(a)(b)		250	250,370
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 6.563% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(b)		325	325,412

Total Collateralized Loan Obligations (cost $3,417,649)			3,424,443

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Mexico – 0.2%
Petroleos Mexicanos 6.49%, 01/23/2027		1,127	1,110,095
6.75%, 09/21/2047		191	136,565
6.95%, 01/28/2060		58	41,505

			1,288,165

Oman – 0.1%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		631	625,472

South Africa – 0.1%
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		370	383,990

Total Quasi-Sovereigns (cost $2,358,610)			2,297,627

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.1%
CD Mortgage Trust Series 2016-CD1, Class XA 1.477%, 08/10/2049(m)		3,599	53,477

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.126%, 10/12/2050(m)	U.S.$	2,447	$57,814
Commercial Mortgage Trust Series 2012-CR3, Class D 4.292%, 10/15/2045(a)		100	66,002
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.297%, 08/10/2044(a)		210	162,083
Series 2011-GC5, Class D 5.297%, 08/10/2044(a)		236	121,919
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.588%, 11/15/2047		225	184,621
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.748%, 10/15/2049(m)		2,089	49,594
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.149%, 06/15/2044(a)		25	21,836

			717,346

Non-Agency Floating Rate CMBS – 0.1%
BFLD Mortgage Trust Series 2021-FPM, Class A 6.812% (CME Term SOFR 1 Month + 1.71%), 06/15/2038(a)(b)		690	688,505

Total Commercial Mortgage-Backed Securities (cost $1,661,492)			1,405,851

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.095% (CME Term SOFR + 5.81%), 04/25/2028(b)		40	41,628
Series 2016-C01, Class 2M2 12.345% (CME Term SOFR + 7.06%), 08/25/2028(b)		23	23,857
Series 2017-C07, Class 2M2 7.895% (CME Term SOFR + 2.61%), 05/25/2030(b)		5	5,444

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PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.712% (CME Term SOFR + 3.46%), 02/25/2025(a)(b)	U.S.$	92	$92,185

Total Collateralized Mortgage Obligations (cost $160,235)			163,114

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Banks – 0.0%
Nordic Aviation Capital DAC(f)(g)(i) (cost $149,857)		6,250	121,875

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.0%
Other ABS - Fixed Rate – 0.0%
Pagaya AI Debt Trust Series 2022-6, Class A4 26.53%, 05/15/2030(a)(f) (cost $28,243)	U.S.$	23	23,621

		Shares
SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.73%(n)(o)(p) (cost $18,444,729)		18,444,729	18,444,729

Total Investments – 98.8% (cost $642,313,157)			651,297,722
Other assets less liabilities – 1.2%			7,824,725

Net Assets – 100.0%			$659,122,447

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
Euro-BOBL Futures	16	December 2024	$2,143,709	$(18,928)
U.S. T-Note 5 Yr (CBT) Futures	378	December 2024	41,535,703	(118,235)
U.S. T-Note 10 Yr (CBT) Futures	283	December 2024	32,341,594	(30,805)

				$(167,968)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	26,508	USD	29,066	10/25/2024	$(545,739)
State Street Bank & Trust Co.	EUR	5	USD	5	10/25/2024	(110)
State Street Bank & Trust Co.	USD	662	EUR	599	10/25/2024	6,985
UBS AG	EUR	615	USD	688	10/25/2024	1,271
UBS AG	GBP	1,371	USD	1,816	11/08/2024	(23,291)

						$(560,884)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2024, the aggregate market value of these securities amounted to $510,769,614 or 77.50% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2024.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2024.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2024.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Fair valued by the Adviser.

(h)	Defaulted matured security.

(i)	Non-income producing security.

(j)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013 – 03/15/2013	$422,049	$42	0.00%

(k)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at September 30, 2024.

(l)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

(m)	IO – Interest Only.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 33

STATEMENT OF ASSETS & LIABILITIES

September 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $623,868,428)	$632,852,993
Affiliated issuers (cost $18,444,729)	18,444,729
Cash collateral due from broker	1,192,317
Foreign currencies, at value (cost $952,172)	960,704
Interest receivable	9,201,748
Receivable for variation margin on futures	265,539
Receivable for investment securities sold	217,789
Affiliated dividends receivable	95,655
Unrealized appreciation on forward currency exchange contracts	8,256
Receivable due from Adviser	4,488

Total assets	663,244,218

Liabilities
Due to custodian	713,507
Payable for investment securities purchased	2,473,018
Unrealized depreciation on forward currency exchange contracts	569,140
Advisory fee payable	195,201
Foreign capital gains tax payable	27,240
Other liabilities	143,665

Total liabilities	4,121,771

Net Assets	$659,122,447

Composition of Net Assets
Capital stock, at par	$1,837
Additional paid-in capital	684,541,060
Accumulated loss	(25,420,450)

Net Assets	$659,122,447

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 18,370,150 common shares outstanding)	$35.88

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2024(a)

Investment Income
Interest	$45,067,286
Dividends—Affiliated issuers	1,222,846
Other income	59,923	$46,350,055

Expenses
Advisory fee (see Note B)	3,290,341
Distribution fee—Class A	31,434
Distribution fee—Class C	45,777
Distribution fee—Class R	8
Distribution fee—Class K	4
Transfer agency—Class A	7,005
Transfer agency—Class C	2,552
Transfer agency—Advisor Class	351,769
Transfer agency—Class R	1
Transfer agency—Class K	1
Registration fees	98,629
Audit and tax	96,715
Printing	81,376
Administrative	73,480
Legal	69,434
Custody and accounting	43,660
Directors’ fees	20,770
Miscellaneous	14,651

Total expenses	4,227,607
Less: expenses waived and reimbursed by the Adviser (see Note B)	(170,937)
Less: expenses waived and reimbursed by the Adviser (see Note C)	(12)

Net expenses		4,056,658

Net investment income		42,293,397

abfunds.com	AB SHORT DURATION HIGH YIELD ETF | 35

STATEMENT OF OPERATIONS (continued)

Year Ended September 30, 2024(a)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(19,873)
In-kind redemptions	2,392,539
Forward currency exchange contracts	460,491
Futures	(1,504,490)
Options written	29,054
Swaps	(57,488)
Foreign currency transactions	(145,983)
Net change in unrealized appreciation (depreciation) of:
Investments(c)	34,816,698
Forward currency exchange contracts	(1,863,183)
Futures	(744,064)
Options written	(11,781)
Swaps	78,643
Foreign currency denominated assets and liabilities	41,180

Net gain on investment and foreign currency transactions	33,471,743

Net Increase in Net Assets from Operations	$75,765,140

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(b)	Net of foreign realized capital gains taxes of $52.

(c)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $330.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2024(a)	Year Ended September 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,293,397	$23,500,885
Net realized gain (loss) on investment transactions	1,154,250	(16,336,126)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	32,317,493	27,891,853
Contributions from Affiliates (see Note B)	– 0	–	278

Net increase in net assets from operations	75,765,140	35,056,890
Distributions to Shareholders
Class A	(780,942)	(2,082,249)
Class C	(249,857)	(631,218)
Advisor Class	(37,058,903)	(28,535,987)
Class R	(114)	(700)
Class K	(114)	(701)
Class I	(108)	(664)
Transactions in Shares of the Fund
Net increase	102,217,126	197,503,249
Other capital	5,214	– 0	–

Total increase	139,897,442	201,308,620
Net Assets
Beginning of period	519,225,005	317,916,385

End of period	$659,122,447	$519,225,005

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2024

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration High Yield ETF (the “Fund”). The Fund commenced investment operations on June 7, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration High Yield Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of September 30, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

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NOTES TO FINANCIAL STATEMENTS (continued)

procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates - Non-Investment Grade	$	– 0	–	$528,089,225		$1,043,588		$529,132,813
Corporates - Investment Grade		– 0	–	62,166,889		– 0	–	62,166,889
Emerging Markets - Corporate Bonds		– 0	–	18,993,196		42		18,993,238
Bank Loans		– 0	–	9,161,787		111,634		9,273,421
Emerging Markets - Sovereigns		– 0	–	5,850,101		– 0	–	5,850,101
Collateralized Loan Obligations		– 0	–	3,424,443		– 0	–	3,424,443
Quasi-Sovereigns		– 0	–	2,297,627		– 0	–	2,297,627
Commercial Mortgage-Backed Securities		– 0	–	1,405,851		– 0	–	1,405,851
Collateralized Mortgage Obligations		– 0	–	163,114		– 0	–	163,114
Common Stocks		– 0	–	– 0	–	121,875		121,875
Asset-Backed Securities		– 0	–	– 0	–	23,621		23,621
Short-Term Investments		18,444,729		– 0	–	– 0	–	18,444,729

Total Investments in Securities		18,444,729		631,552,233		1,300,760		651,297,722
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	8,256		– 0	–	8,256
Liabilities:
Futures		(167,968)		– 0	–	– 0	–	(167,968	)(b)
Forward Currency Exchange Contracts		– 0	–	(569,140)		– 0	–	(569,140)

Total		$18,276,761		$630,991,349		$1,300,760		$650,568,870

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended September 30, 2024, such reimbursements/waivers amounted to $136,492.

Prior to June 7, 2024, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the year ended September 30, 2024, the reimbursement for such services amounted to $73,480.

Prior to June 7, 2024, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $86,885 for the year ended September 30, 2024. Effective June 7, 2024, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to June 7, 2024, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended September 30, 2024, such

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waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $34,445.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2024 is as follows:

Fund	Market Value 9/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$13,941	$329,953	$325,449	$18,445	$1,223

During the year ended September 30, 2023, the Adviser reimbursed the Fund $278 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

Effective June 7, 2024, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to 0% and 0% of the average daily net assets attributable to Class R and Class K shares. For the year ended September 30, 2024, such waivers amounted to $8 and $4, respectively. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $331,629, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be

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increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$388,870,124		$251,131,420
U.S. government securities	– 0	–	51,382

During the year ended September 30, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended September 30, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases		Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$37,928,238		$76,070,317
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$642,320,815

Gross unrealized appreciation	$18,993,786
Gross unrealized depreciation	(10,202,936)

Net unrealized appreciation	$8,790,850

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2024, the Fund held futures for hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2024, the Fund held purchased options for hedging purposes.

During the year ended September 30, 2024, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the

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Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/(depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities

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NOTES TO FINANCIAL STATEMENTS (continued)

collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the

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Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures	$167,968	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$8,256	Unrealized depreciation on forward currency exchange contracts	569,140

Total		$8,256		$737,108

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(1,504,490)	$(744,064)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	460,491	(1,863,183)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	109,785	(89,310)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	29,054	(11,781)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(57,488)	$78,643

Total		$(962,648)	$(2,629,695)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2024:

Futures:
Average notional amount of sale contracts	$67,096,262
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,410,555
Average principal amount of sale contracts	$33,909,603
Purchased Options:
Average notional amount	$13,504,000	(a)
Options Written:
Average notional amount	$12,736,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$843,032	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$6,985	$(110)	$	– 0	–	$	– 0	–	$6,875
UBS AG	1,271	(1,271)		– 0	–		– 0	–	– 0	–

Total	$8,256	$(1,381)	$	– 0	–	$	– 0	–	$6,875	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley Capital Services, Inc.	$545,739	$	– 0	–	$	– 0	–	$	– 0	–	$545,739
State Street Bank & Trust Co.	110		(110)			– 0	–		– 0	–	– 0	–
UBS AG	23,291		(1,271)			– 0	–		– 0	–	22,020

Total	$569,140		$(1,381)		$	– 0	–	$	– 0	–	$567,759	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended September 30, 2024(a)	Year Ended September 30, 2023		Year Ended September 30, 2024(a)	Year Ended September 30, 2023

Class A
Shares sold	707,532	1,745,790		$6,436,204		$15,622,103

Shares issued in reinvestment of dividends	38,351	112,400		349,404		1,002,920

Shares converted from Class C	63,732	87,198		575,526		779,196

Shares converted to Advisor Class	(3,191,027)	– 0	–	(29,414,571)		– 0	–

Shares redeemed	(393,280)	(2,280,772)		(3,575,126)		(20,348,516)

Net decrease	(2,774,692)	(335,384)		$(25,628,563)		$(2,944,297)

Class C
Shares sold	231,832	530,938		$2,102,528		$4,749,628

Shares issued in reinvestment of dividends	13,742	42,764		124,955		381,531

Shares converted to Class A	(63,747)	(87,272)		(575,526)		(779,196)

Shares converted to Advisor Class	(1,107,946)	– 0	–	(10,205,398)		– 0	–

Shares redeemed	(160,292)	(239,223)		(1,453,261)		(2,138,135)

Net increase (decrease)	(1,086,411)	247,207		$(10,006,702)		$2,213,828

Advisor Class
Shares sold	11,073,325	10,735,415		$384,220,491		$365,010,677

Shares issued in reinvestment of dividends	558,390	573,794		19,431,978		19,486,930

Shares converted from Class A	841,923	– 0	–	29,414,571		– 0	–

Shares converted from Class C	292,699	– 0	–	10,205,398		– 0	–

Shares redeemed	(8,741,384)	(5,486,020)		(305,393,211)		(186,263,889)

Net increase	4,024,954	5,823,189		$137,879,227		$198,233,718

Class R
Shares redeemed	(1,004)	– 0	–	$(9,128)	$	– 0	–

Net increase (decrease)	(1,004)	– 0	–	$(9,128)	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended September 30, 2024(a)	Year Ended September 30, 2023		Year Ended September 30, 2024(a)	Year Ended September 30, 2023

Class K
Shares redeemed	(1,004)	– 0	–	$(9,130)	$	– 0	–

Net increase (decrease)	(1,004)	– 0	–	$(9,130)	$	– 0	–

Class I
Shares redeemed	(943)	– 0	–	$(8,578)	$	– 0	–

Net increase (decrease)	(943)	– 0	–	$(8,578)	$	– 0	–

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted rectroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and

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NOTES TO FINANCIAL STATEMENTS (continued)

distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of ETFs managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$38,090,038	$31,251,519

Total taxable distributions paid	$38,090,038	$31,251,519

As of September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(33,176,283	)(a)
Other losses	(819,127	)(b)
Unrealized appreciation (depreciation)	8,804,608	(c)

Total accumulated earnings (deficit)	$(25,190,802	)(d)

(a)	As of September 30, 2024, the Fund had a net capital loss carryforward of $33,176,283.

(b)	As of September 30, 2024, the Fund had a qualified late-year ordinary loss deferral of $819,127.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2024, the Fund had a net short-term capital loss carryforward of $9,655,523 and a net long-term capital loss carryforward of $23,520,760, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Reorganization

At meetings held on October 31 – November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion		Aggregate net assets immediately after the Conversion
Acquired Portfolio*	73,474,038		– 0	–	$675,330,250	+	$–0	–
The Fund	– 0	–	19,295,150		$–0	–	$675,330,250

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $3,942,798 and unrealized depreciation on investments of $3,405,132, with a fair value of $650,158,849 and identified cost of $653,563,981.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

Year Ended September 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 33.81	$ 33.24	$ 39.37	$ 37.81	$ 39.41

Income From Investment Operations

Net investment income(b)(c)	2.27	1.94	1.45	1.49	1.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	1.30	(5.98)	1.71	(1.26)

Contribution from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.11	3.24	(4.53)	3.20	0.23

Less: Dividends

Dividends from net investment income	(2.04)	(2.67)	(1.60)	(1.64)	(1.83)

Net asset value, end of period	$ 35.88	$ 33.81	$ 33.24	$ 39.37	$ 37.81

Total Return

Total investment return based on net asset value(e)	12.50%	10.04%	(11.78)%	8.52%	.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$659,122	$484,876	$283,354	$334,801	$256,070

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.58%	.70%	.70%	.70%	.70%

Expenses, before waivers/reimbursements(f)‡	.61%	.78%	.75%	.77%	.79%

Net investment income(c)	6.51%	5.71%	3.97%	3.77%	3.97%

Portfolio turnover rate(g)	41%	67%	62%	57%	60%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

(a)

After the close of business on June 7, 2024, AB Short Duration High Yield Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from September 30, 2020 through the Reorganization.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2024, such waiver amounted to .01%.

(g)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Short Duration High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration High Yield ETF (the “Fund”) (one of the funds constituting The AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of September 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The AB Active ETFs, Inc.) at September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein through September 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2024. For foreign shareholders, 72.72% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration High Yield Portfolio (formerly AB Limited Duration High Income Portfolio) (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

[1]	Effective June 7, 2024 the Fund was reorganized into an exchange-traded fund and is now known as AB Short Duration High Yield ETF, a series of AB Active ETFs, Inc.

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and

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discussing the Adviser’s explanation for this, the directors the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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AB SHORT DURATION HIGH YIELD ETF

66 Hudson Boulevard East,

New York, NY 10001

800 221 5672

ETF-SDHY-0151-0924

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

At a Special Meeting held on July 18, 2024, shareholders of the AB Short Duration High Yield ETF (the “Fund”), a series of AB Active ETF, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	0	N/A
Alexander Chaloff	36,160,056.300	165,326.320	0	N/A
R. Jay Gerken	36,157,821.300	167,561.320	0	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	0	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	0	N/A
Carol C. McMullen	36,160,596.570	164,786.050	0	N/A
Garry L. Moody	35,991,604.570	333,778.050	0	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	0	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 29, 2024